                                                                    EXHIBIT 99.1
                                                  ------------------------------
                                                A registration statement has
                                                been filed with the Securities
                                                and Exchange Commission in
                                                connection with the Exchange
                                                Offer. The completion of the
                                                Exchange Offer is dependent upon
                                                the Registration Statement
                                                becoming effective.
                                                --------------------------------

                               THE HOCKEY COMPANY
                                      AND
                                SPORT MASKA INC.

                             LETTER OF TRANSMITTAL

                                  TO EXCHANGE
                                THE OUTSTANDING
                   11 1/4% SENIOR SECURED NOTE UNITS DUE 2009
           OF THE HOCKEY COMPANY AND SPORT MASKA INC. (THE "ISSUERS")

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON       , 2002
 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
   WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              The Bank of New York

BY REGISTERED & CERTIFIED MAIL:                BY REGULAR MAIL OR OVERNIGHT COURIER:

THE BANK OF NEW YORK                           THE BANK OF NEW YORK
Reorganization Unit                            Reorganization Unit
15 Broad Street-16th Floor                     15 Broad Street-16th Floor
New York, New York 10007                       New York, New York 10007
Attention: William T. Buckley                  Attention: William T. Buckley

IN PERSON BY HAND ONLY:                        BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS
                                               ONLY):
                                               212-235-2261

THE BANK OF NEW YORK                           FOR INFORMATION OR CONFIRMATION BY TELEPHONE:
Reorganization Unit                            212-235-2352
15 Broad Street-16th Floor
New York, New York 10007
Attention: William T. Buckley

    Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a fax number other than as set forth above, will not constitute a valid delivery.

    The instructions contained herein and in the prospectus (the "Prospectus") should be read carefully before this Letter of Transmittal is completed.

    The exchange offer (the "Exchange Offer") is conditioned on the satisfaction of certain conditions, more fully described in the Prospectus under the caption "The Exchange Offer--Conditions to, and Amendment of, the Exchange Offer." The Prospectus contains a more complete description of the Exchange Offer and the conditions thereof.

    Use this Letter of Transmittal only to tender Units pursuant to the Exchange Offer.

    This Letter of Transmittal and the instructions hereto is to be used by the holders of Units. This Letter of Transmittal is to be used by such holders of Units if (1) Units are to be physically delivered to the

Exchange Agent herewith by such holders, or (2) tender of Units is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer--Procedures for Exchanging Units" in the Prospectus; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

    Holders of Units who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will send an agent's message (the "Agent's Message") to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to the tender of Units. DTC participants may also accept the Exchange Offer by completing and delivering a Notice of Guaranteed Delivery to the Exchange Agent at its address set forth on the front cover of this Letter of Transmittal and subsequently delivering Units and the Agent's Message through ATOP. See Instruction 2.

    THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF UNITS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    Delivery of instructions or documents to DTC does not constitute delivery to the Exchange Agent.

    Only holders of Units may validly tender Units. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to The Bank of New York in its capacity as Exchange Agent. See Instruction 9 below.

    If holders desire to tender their Units pursuant to the Exchange Offer and
(i) such Units are not lost, but are not immediately available, (ii) time will not permit this Letter of Transmittal and such Units or other required documents to reach the Exchange Agent prior to 5:00 p.m. (New York City time) on the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed prior to 5:00 p.m. (New York City time) on the Expiration Date, such holders may effect a tender of such Units in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption, "The Exchange Offer--Procedures for Exchanging Units; Guaranteed Delivery." See Instruction 2 below.

--------------------------------------------------------------------------------

                                TENDER OF UNITS
--------------------------------------------------------------------------------

/ /  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED UNITS ARE ENCLOSED
    HEREWITH

/ /  CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

/ /  CHECK HERE IF TENDERED UNITS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s): __________________________________________________

Window Ticket No. (if any): ____________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Eligible Institution that Guaranteed Delivery: _________________________
--------------------------------------------------------------------------------

    Upon the terms and subject to the conditions of the Exchange Offer set forth in this Letter of Transmittal and the accompanying Prospectus, you can choose to exchange your Units as follows:

    - $1,000 in principal amount of 11 1/4% Senior Secured Note Units due 2009 (the "Exchange Units") of The Hockey Company and Sport Maska Inc. (the "Issuers") for each $1,000 in principal amount of Units that you tender.

    List below the Units to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Units will be accepted only in principal amounts of $1,000 or integral multiples thereof.

-------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF UNITS
-------------------------------------------------------------------------------------------------------
 ITEM 1. NAME(S) AND ADDRESS(ES) OF           CERTIFICATE NUMBER(S)(1)   PRINCIPAL AMOUNT TENDERED(2)
 REGISTERED HOLDER(S) OF UNITS OR NAME OF
 DTC PARTICIPANT AND DTC PARTICIPANT'S DTC
 ACCOUNT NUMBER IN WHICH UNITS ARE HELD.
 (PLEASE FILL IN BLANK)
-------------------------------------------------------------------------------------------------------
                                                                                       $
                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

                                                    ---------------------------------------------

----------------------------------------------------------------
 Total Principal Amount of Units tendered...             $
-------------------------------------------------------------------------------------------------------
 (1 ) Need not be completed by holders of Units tendering by book-entry transfer.
 (2 ) A tendering holder of Units may tender all or some of the Units held by such holder.
-------------------------------------------------------------------------------------------------------
                          ELECTION AS TO FORM OF EXCHANGE OFFER CONSIDERATION
-------------------------------------------------------------------------------------------------------
 Item 2. SPECIAL ISSUANCE/SPECIAL DELIVERY INSTRUCTIONS. If you are accepting the Exchange Offer, you will receive a new $1,000 principal amount of 11 1/4% Senior Secured Note Units due 2009 (the "Exchange Units") of the Issuers, for each $1,000 in aggregate principal amount of
 Units held by you.

 / /  Mark this box if you want your Exchange Units to be issued in ANOTHER NAME.
    (Complete the "SPECIAL ISSUANCE INSTRUCTIONS" below.)

 / /  Mark this box if you want to provide special mailing instructions for the statements or Exchange
    Units to which you may be entitled. (Complete the "SPECIAL DELIVERY INSTRUCTIONS" below.)

-------------------------------------------------------------------------------------------------------

    The names and addresses of the holders of Units should be printed, if not already printed above, exactly as they appear on the certificates representing Units tendered hereby. The Units and the principal amount of Units that the undersigned wishes to tender should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of the Units indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of the Units tendered hereby, the undersigned hereby assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Units as are being tendered hereby.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such tendered Units, with full powers of substitution, among other things, to cause the Units being tendered to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Units being tendered, and to acquire the Exchange Units of the Issuers issuable upon the exchange of such tendered Units, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of the undersigned. You may withdraw tenders of debentures at any time prior to the expiration of the Exchange Offer, but the exchange consideration shall not be payable in respect of Units so withdrawn. Any permitted withdrawal of Units may not be rescinded, and any Units properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn Units may, however, be re-tendered by again following one of the appropriate procedures described in the Prospectus at any time prior to the expiration of the Exchange Offer.

    The undersigned understands that tenders of Units pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance of such Units by the Issuers will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Units (or defectively tendered Units with respect to which the Issuers have, or have caused to be, waived such defect) will be deemed to have been accepted by the Issuers if, as and when the Issuers give oral or written notice thereof to the Exchange Agent.

    The undersigned hereby represents and warrants that the undersigned is relying on the information contained in the accompanying Prospectus in making its investment decision with respect to the Exchange Offer. The undersigned further acknowledges that neither the Issuers nor any person representing the Issuers has made any representation to it with respect to the Issuers, the Exchange Offer or the issuance of the Exchange Units, other than the information contained in the accompanying Prospectus.

    The undersigned understands that the delivery and surrender of any Units are not effective, and the risk of loss of the Units does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a copy thereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuers. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders of Units will be determined in the sole and absolute discretion of the Issuers, which determination shall be final and binding.

    Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Units representing principal amounts not accepted for exchange be issued in the name(s) of, and delivered to, the undersigned (and in the case of Units tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Issuance/ Delivery Instructions," the undersigned hereby request(s) that the exchange consideration issued in exchange for tendered Units be issued in the name(s) of, and delivered to, the undersigned (and in the case of Units tendered by book-entry transfer, by credit to the account of DTC).

    In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any Units representing principal amounts not accepted for exchange be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any Units from the names of the registered holder(s) of Units thereof if the Issuers do not accept for exchange any of the principal amount of such Units so tendered. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the exchange consideration issued in exchange for tendered Units be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

-------------------------------------------

                   A. SPECIAL ISSUANCE DELIVERY INSTRUCTIONS

                               (SEE INSTRUCTIONS)

      To be completed ONLY if Units in a principal amount not accepted for exchange are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Units" within this Letter of Transmittal.

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________
                                   (Zip Code)

  ____________________________________________________________________________

  ____________________________________________________________________________
                 (Tax Identification or Social Security Number)

                        (See Substitute Form W-9 herein)

-------------------------------------------
-------------------------------------------

                   B. SPECIAL ISSUANCE DELIVERY INSTRUCTIONS

                               (SEE INSTRUCTIONS)

      To be completed ONLY if the Exchange Units exchanged for Units are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) with this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Units" within this Letter of Transmittal.

  Name _______________________________________________________________________
                                 (Please Print)

  Address ____________________________________________________________________
                                   (Zip Code)

  ____________________________________________________________________________

  ____________________________________________________________________________
                 (Tax Identification or Social Security Number)

                        (See Substitute Form W-9 herein)
  ----------------------------------------------

                                PLEASE SIGN HERE

       (To be completed by all tendering and consenting holders of Units regardless of whether Units are being physically delivered herewith)

    By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, the principal amount of the Units listed in the box above labeled "Description of Units" under the column heading "Principal Amount Tendered."

    This Letter of Transmittal must be signed by the holder(s) of Units exactly as such name(s) appear(s) on certificate(s) representing Units, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Units. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

     Signature(s) of Registered Holder(s) of Units or Authorized Signatory
                       (SEE GUARANTEE REQUIREMENT BELOW)

Dated __________________________________________________________________________

Name(s) ________________________________________________________________________

Firm ___________________________________________________________________________
                                 (Please Print)

Capacity _______________________________________________________________________

Address(es) ____________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone Number _________________________________________________

Area Code and Fax Number _______________________________________________________

Tax Identification or Social Security No. ______________________________________

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
MEDALLION SIGNATURE GUARANTEE
(IF REQUIRED--SEE INSTRUCTIONS 1 AND 4)

Authorized Signature ___________________________________________________________

Name of Firm ___________________________________________________________________

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. SIGNATURE GUARANTEES. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Units are tendered hereby by a registered holder of Units (or by a participant in DTC whose name appears on a Securities position listing as the owner of such Units) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal. If the Units are registered in the name of a person other than the signer of this Letter of Transmittal or if Units not accepted for exchange are to be returned to a person other than the registered holder of such Units, then the signatures on this Letter of Transmittal accompanying the tendered Units must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 4.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND UNITS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Units if
(1) certificates representing Units are to be physically delivered to the Exchange Agent herewith by such holders, or (2) tender of Units is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Exchange Offer--Procedures for Exchanging Units" in the Prospectus; and, in each case, instructions are not being transmitted through ATOP. Holders of Units must deliver all physically delivered Units, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Units delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    The method of delivery of this Letter of Transmittal, the Units and all other required documents, including delivery through DTC and any acceptance of Agent's Message delivered through ATOP, is at the option and risk of the tendering holder of Units. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.

    If a holder of Units desires to tender Units pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Units and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, such holder of Units must tender such Units pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Procedures for Exchanging Units; Guaranteed Delivery" in the Prospectus. Pursuant to such procedures, (1) such tender must be made by or through an "eligible institution," as the term is used in the Prospectus, (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, or an Agent's Message with respect to guaranteed delivery that is accepted by the Issuers, must be received by the Exchange Agent, either by hand delivery, mail, telegram, or facsimile transmission, on or prior to the Expiration Date; and (3) the certificates representing all tendered Units, in proper form for transfer (or confirmation of a book-entry transfer of all Units delivered electronically into the Exchange Agent's account at DTC pursuant to the procedures for such transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent's Message, must be received by the Exchange Agent within two business days after the date of execution of the Notice of Guaranteed Delivery.

    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Units, by execution of this Letter of Transmittal (or a copy thereof), waive any right to receive any notice of the acceptance of their Units for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Units should be listed on a separate signed schedule attached hereto.

    4. SIGNATURE ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Units tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Units.

    If any of the Units tendered hereby are registered in the name of two or more holders, all such holders of Units must sign this Letter of Transmittal. If any of the Units tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Units or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuers, of such person's authority to so act must be submitted.

    When this Letter of Transmittal is signed by the registered holders of the Units listed and transmitted hereby, no endorsements of the Units or separate instruments of transfer are required unless the Units tendered and not accepted for exchange are to be issued to a person other than the registered holder of the Units, in which case signatures on such Units or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

    If this Letter of Transmittal is signed other than by the registered holder of the Units listed, the Units must be endorsed or accompanied by appropriate instruments of transfer signed exactly as the name or names of the registered holder(s) appear on the Units, and signatures on such Units or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an "eligible institution."

    5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for unexchanged Units are to be issued in the name of a person other than the signer of this Letter of Transmittal and/or such Units are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "A. Special Issuance/Delivery Instructions" box on this Letter of Transmittal should be completed. Furthermore, if the exchange consideration exchanged for Units are to be issued in the name of a person other than the signer of this Letter of Transmittal and/or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "B. Special Issuance/Delivery Instructions" boxes on this Letter of Transmittal should be completed. All Units tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC designated above as the account for which such Units were delivered.

    6. TRANSFER TAXES. Except as set forth in this Instruction 6, owners who tender their Units for exchange will not be obligated to pay any transfer taxes. If, however, Exchange Units are to be delivered to, or issued in the name of, any person other than the registered owner of the Units; or Units are registered in the name of any person other than the person signing the Letter of Transmittal; or a transfer tax is imposed for any reason other than the exchange of Exchange Units for Units in connection with the exchange offer; then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

    7. WAIVER OF CONDITIONS. The conditions of the Exchange Offer may be amended or waived by the Issuers, in whole or in part, at any time and from time to time, in the case of any Units tendered.

    8. SUBSTITUTE FORM W-9. Unless an exemption from backup withholding tax and information reporting requirements is otherwise established with the Exchange Agent, each tendering holder of Units (or other payee) must provide the Exchange Agent with a correct United States taxpayer identification number ("TIN"), generally the holder's United States Social Security or federal employer identification number, and with other information on Substitute Form W-9, which is provided under "Important Tax Information" below, that the holder (or other payee) is not subject to backup withholding tax. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the United States Internal Revenue Service and 30% backup withholding tax. The box in Part 3 of the Substitute
Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold any amounts required to be withheld. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number and location listed below. A holder of Units may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a holder of Units whose tendered Units are accepted for exchange generally is required to provide the Exchange Agent with such holder's current TIN on Substitute Form W-9 below. If such holder of Units is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder of Units or other payee may be subject to a $50 penalty imposed by the United States Internal Revenue Service. In addition, such holder of Units or other payee with respect to Units exchanged pursuant to the Exchange Offer may be subject to 30% backup withholding tax.

    Backup withholding tax is not an additional tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the United States Internal Revenue Service.

    Certain holders of Units (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding tax and reporting requirements. Non-U.S. holders of Units must establish their status as exempt recipients, and can do so by submitting to the Exchange Agent a properly completed Substitute Form W-8, signed under penalties of perjury and attesting to such holder's exempt status.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding tax, the holder of Units is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Notes is awaiting a TIN), and that
(1) the holder of Units has not been notified by the United States Internal Revenue Service that the holder of Units is subject to backup withholding tax as a result of failure to report all interest or dividends, or (2) the United States Internal Revenue Service has notified the holder of Units that the holder of Units is no longer subject to backup withholding tax.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The holder of Units is required to give the Exchange Agent the TIN (e.g., Social Security number or employer identification number) of the record owner of the Units. If the Units are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

----------------------------------------------------------------
                               PAYER'S NAME: THE HOCKEY COMPANY AND SPORT MASKA INC.
-------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                 PART 1--PLEASE PROVIDE YOUR TIN IN      Social Security Number(s)
FORM W-9                   THE BOX AT RIGHT AND CERTIFY BY         or ------------------------
                           SIGNING AND DATING BELOW.               Employer Identification Number(s)
                           ----------------------------------------------------
                           PART 2--Certification--Under Penalties of Perjury, I        PART 3--
                           certify that:                                               Awaiting TIN / /
United States              (1) The number shown on this form is my correct
Department of the          taxpayer identification number (or I am waiting for a
Treasury                       number to be issued to me), and
Internal Revenue
Service
/ / Exempt from            (2) I am not subject to backup withholding because (a)
    backup                 I am exempt from backup withholding, or (b) I have not
    withholding                been notified by the United States Internal
                               Revenue Service ("IRS") that I am subject to
                               backup withholding as a result of a failure to
                               report all interest or dividends, or (c) the IRS
                               has notified me that I am no longer subject to
                               backup withholding.
                           -------------------------------------------------------------------------------------
Payer's Request for        CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified
Taxpayer                   by the IRS that you are currently subject to backup withholding because of
Identification Number      underreporting interest or dividends on your tax return.
("TIN")

                           SIGNATURE  DATE
-------------------------------------------------------------------------------------------------------------------

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE UNITED STATES INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Note:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              The Bank of New York

BY REGISTERED & CERTIFIED MAIL:                BY REGULAR MAIL OR OVERNIGHT COURIER:

THE BANK OF NEW YORK                           THE BANK OF NEW YORK
Reorganization Unit                            Reorganization Unit
15 Broad Street-16th Floor                     15 Broad Street-16th Floor
New York, New York 10007                       New York, New York 10007
Attention: William T. Buckley                  Attention: William T. Buckley

IN PERSON BY HAND ONLY:                        BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS
                                               ONLY):
                                               212-235-2261

THE BANK OF NEW YORK                           FOR INFORMATION OR CONFIRMATION BY TELEPHONE:
Reorganization Unit                            212-235-2352
15 Broad Street-16th Floor
New York, New York 10007
Attention: William T. Buckley

    Any questions or requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. A holder of Units may also contact such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

                                       16